As filed with the Securities and Exchange Commission on April 8, 1997
                                                    Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------


                             BOSTON BIOMEDICA, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

         MASSACHUSETTS                                  04-2652826
         -------------                                  ----------
(State or other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

             375 WEST STREET, WEST BRIDGEWATER, MASSACHUSETTS 02379
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                      1987 NON-QUALIFIED STOCK OPTION PLAN
                           EMPLOYEE STOCK OPTION PLAN
                            (Full Title of the Plan)
                            ------------------------

                             RICHARD T. SCHUMACHER,
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             BOSTON BIOMEDICA, INC.
                                375 WEST STREET,
                      WEST BRIDGEWATER, MASSACHUSETTS 02379
                      -------------------------------------
                     (Name and Address of Agent for Service)

                                 (508) 580-1900
                                 --------------
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
       Title of
      Securities             Amount              Proposed Maxi-              Proposed Maxi-           Amount of
         to be                to be               mum Offering               mum Aggregate            Registra-
      Registered           Registered          Price Per Share(1)          Offering Price(1)           tion Fee
------------------------ ---------------- ----------------------------- ------------------------- -------------------
Common Stock,
$.01 par value            1,592,725(2)              $9.25(3)                 $14,732,706(3)           $4,464.45

===================================================================================================================

                            (footnotes on next page)

                           EXHIBIT INDEX AT PAGE II-5








        (1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended.

        (2) Includes (i) 842,725 shares that may be issued pursuant to the 1987 Non-Qualified Stock Option Plan and (ii) 750,000 shares that may be issued pursuant to the Employee Stock Option Plan. Such presently indeterminable number of additional shares of Common Stock are also registered hereunder as may be issued in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in Common Stock.

        (3) Based on the average of the high and low prices for the Registrant's Common Stock, $.01 par value (the "Common Stock") on April 3, 1997, as reported by the Nasdaq Stock Market, Inc.









                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Certain Documents by Reference.

        The following documents are hereby incorporated by reference into this Registration Statement:

        (a) The Registrant's Final Prospectus dated October 31, 1996 in the form filed on October 31, 1996 with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the "1933 Act");

        (b) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1996;

        (c) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A (File No. 000-21615) filed under the Exchange Act with the Securities and Exchange Commission including any amendment or report filed for the purposes of updating such description; and

        (d) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-1 (File No. 333-10759) filed under the 1933 Act.

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

        Not applicable.

Item 5.  Interests of Named Experts and Counsel.

        The validity of the shares of Common Stock to be issued in accordance with the 1987 Non-Qualified Stock Option Plan and the Employee Stock Option Plan has been passed upon for the Registrant by Brown, Rudnick, Freed & Gesmer, One Financial Center, Boston, Massachusetts 02111. Certain members of Brown, Rudnick, Freed & Gesmer, P.C., a partner of Brown, Rudnick, Freed & Gesmer, are the beneficial holders of a nominal number of shares of Common Stock of the Registrant.

Item 6.  Indemnification of Directors and Officers.

        The Registrant's Amended and Restated Articles of Organization eliminate, subject to certain exceptions, the personal liability of directors to the Registrant or its stockholders for monetary damages for breaches of fiduciary duties as directors. The Amended and Restated Articles do not provide for the elimination of or any limitation on the personal liability of a director for (i) any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) certain unauthorized dividends, redemptions, or distributions as provided under Section 61 of the Massachusetts Business Corporation Law, (iv) certain loans of assets of the Registrant to any of its officers or directors as provided under Section 62 of the Massachusetts Business Corporation Law or (v) any transaction from which the director derived an improper personal benefit. This provision of the Amended and Restated Articles of Organization will limit the remedies available to a stockholder in the event of breaches of any director's duties to such stockholder or the Registrant.

        The Registrant's Amended and Restated Articles of Organization provide that the Registrant may, either in its By-laws or by contract, provide for the indemnification of directors, officers, employees and agents, by whomever elected or appointed, to the full extent permitted by law, as it may be amended from time to time.

        The Registrant intends to enter into indemnification agreements with each of its present directors and certain of its officers. The Registrant may also enter into similar agreements with certain of the Registrant's officers who are not also directors. Generally, the indemnification agreements provide that the Registrant will pay certain amounts incurred by a director or officer in connection with any civil or criminal action or proceeding and specifically including actions by or in the name of the Registrant (derivative suits) where the individual's involvement is by reason of the fact that he is or was a director or officer. Such amounts include, to the maximum extent permitted by law, attorney's fees, judgments, civil or criminal fines, settlement amounts and other expenses customarily included in connection with legal proceedings. Under the indemnification agreements, a director or officer will not receive indemnification if he is found not to have acted in good faith in the reasonable belief that his action was in the best interests of the Registrant.

Item 7.  Exemption From Registration Claimed.

        Not applicable.

Item 8.  Exhibits.

        (4) Instruments defining the rights of security holders, including indentures.

                (a)      Description  of  Certificate  of Common  Stock filed as
                         Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-10759) (the "S-1 Registration Statement").*

                (b)      Amended and Restated  Articles of  Organization  of the
                         Registrant,   filed   as   Exhibit   3.1  to  the   S-1
                         Registration Statement.*

                (c) Amended and Restated By-Laws of the Registrant, filed as Exhibit 3.2 to the S-1 Registration Statement.*

        (5)     Opinion regarding legality.

                (a)      Legal Opinion of Brown, Rudnick, Freed & Gesmer.

        (24)    Consents of experts and counsel.

                (a)      Consent  of  Coopers  &  Lybrand  L.L.P.,   independent
                         accountants.

                (b) Consent of Brown, Rudnick, Freed & Gesmer is included within their legal opinion filed as Exhibit (5)(a) hereof.

        (25)    Power of Attorney.

        (99)    Additional Exhibits.

                (a) Boston Biomedica, Inc. 1987 Non-Qualified Stock Option Plan filed as Exhibit 10.15 to the S-1 Registration Statement.*

                (b) Boston Biomedica, Inc. Employee Stock Option Plan filed as Exhibit 10.16 to the S-1 Registration Statement.*

-----------------------------

* Not filed herewith. In accordance with Rule 411(c) promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Securities and Exchange Commission which documents are hereby incorporated by reference.

Item 9.  Undertakings.

        (a)     The undersigned Registrant hereby undertakes:

                (1)      To file, during any period in which offers or sales are
                         being  made,   a   post-effective   amendment  to  this
                         Registration Statement:

                         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                         (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under "Item 6 --- Indemnification of Directors and Officers" above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



                                   SIGNATURES

                                 THE REGISTRANT


        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Bridgewater, Commonwealth of Massachusetts, on the 7th day of April, 1997.

                                                   BOSTON BIOMEDICA, INC.


                                                   By: /s/ Richard T. Schumacher
                                                       -------------------------
                                                       Richard T. Schumacher

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature                                           Title                                    Date
---------                                           -----                                    ----
/s/  Richard T. Schumacher                          Principal Executive Officer and          April 7, 1997
------------------------------------                Director
Richard T. Schumacher

/s/  Kevin W. Quinlan                               Principal Financial and Accounting       April 7, 1997
------------------------------------                Officer and Director
Kevin W. Quinlan

/s/ Henry A. Malkasian                              Director                                 April 7, 1997
------------------------------------
Henry A. Malkasian

/s/ Francis E. Capitanio                            Director                                 April 7, 1997
------------------------------------
Francis E. Capitanio

/s/  Calvin A. Saravis                              Director                                 April 4, 1997
------------------------------------
Calvin A. Saravis


                                  EXHIBIT INDEX
                                  -------------


      Exhibit
      Number                                                                                             Page
      ------                                                                                             ----
      (4)(a)         Description of Certificate of Common Stock filed as Exhibit 4.1 to the                *
                     Registrant's Registration Statement on Form S-1 (File No. 333-10759) (the
                     "S-1 Registration Statement").

      (4)(b)         Amended and Restated Articles of Organization of the Registrant, filed as             *
                     Exhibit 3.1 to the S-1 Registration Statement.


      (4)(c)         Amended and Restated By-Laws of the Registrant, filed as                             *
                     Exhibit 3.2 to the S-1 Registration Statement.

      (5)(a)         Legal Opinion of Brown, Rudnick, Freed & Gesmer.

      (24)(a)        Consent of Coopers & Lybrand L.L.P., independent accountants.

      (24)(b)        Consent of Brown, Rudnick, Freed & Gesmer is included within their legal opinion filed as Exhibit (5)(a) hereof.

      (25)           Power of Attorney.

      (99)(a)        Boston Biomedica, Inc. 1987 Non-Qualified Stock Option Plan                           *
                     filed as Exhibit 10.15 to the S-1 Registration Statement.

      (99)(b)        Boston Biomedica, Inc. Employee Stock Option Plan filed as                            *
                     Exhibit 10.16 to the S-1 Registration Statement.


----------------------------

* Not filed herewith. In accordance with Rule 411(c) promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Securities and Exchange Commission which documents are hereby incorporated by reference.